UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

CHINA YIDA HOLDING, CO.
(Exact name of registrant as specified in its charter)

Delaware	000-26777	22-3662292
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

RM 1302-3 13/F, Crocodile House II
55 Connaught Road Central Hong Kong
(Address of principal executive office) (Zip Code)

86-591-28308388
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01 Regulation FD Disclosure.

Officers of China Yida Holding, Co. (the “Company”) presented information and participated in information sessions with analysts and investors during the 22nd Annual Roth OC Growth Stock Conference (the “Roth Conference”), being held during March 15-17, 2010 in Dana Point, California. A copy of the presentation materials made available at the Roth Conference and at any one-on-one investor meetings is being furnished as Exhibit 99.1 hereto.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell company transactions.
None.

(d)	Exhibits.
99.1	Slide presentation presented at the 22nd Annual Roth OC Growth Stock Conference on March 15-17, 2010. The slide presentation is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Yida Holding, Co.

By:	/s/ Minhua Chen
Name: Minhua Chen
Title: Chairman and Chief Executive Officer

Dated: March 19, 2010

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